HARBOR FUND
       Supplement to Prospectus and Statement of Additional Information dated
                      June 22, 2001


Recent tragic events have prevented the U.S. securities markets from opening on Tuesday, September 11, 2001 and the U.S. securities markets have remained closed through the date of this supplement. However, the Harbor Money Market Fund will calculate its net asset value at 4:00 p.m. (Eastern time) today, September 13, 2001, and at 4:00 p.m. (Eastern time) each business day that the U.S. securities markets remain closed. When the U.S. securities markets re-open, the Harbor Money Market Fund will resume calculating its share price according to the policies set forth in the prospectus, which will be at the close of regular trading on the NYSE on each business day that Harbor Fund is open for business. No other Harbor Fund will calculate its net asset value while the U.S. securities markets remain closed.


Supplement dated September 13, 2001